The PMI Group, Inc.

December 18, 2002

International and Strategic Investments

Brad Shuster, President,
International and Strategic Investments

Business Segments

PMI

Credit Enhancement and Lender Services

U.S. MORTGAGE GUARANTY	INTERNATIONAL MORTGAGE INSURANCE	LENDER SERVICES	FINANCIAL GUARANTY
• Growing faster than overall mortgage market • Nationwide home price appreciation • Capital generator. Provided more than 80% of net operating income in 2001 • Favorable economies of scale	• Leading MI provider in Australia/NZ market • Start-up European provider of credit enhancement products • Primary mortgage reinsurance: Hong Kong Mortgage Corporation	• Special mortgage servicing • Distressed asset resolution & securitization • Residential title insurance	• Bermuda-based mono-line Reinsurer • Aligned with PMI core competencies

Business Segments

PMI

Credit Enhancement and Lender Services

U.S. MORTGAGE GUARANTY	INTERNATIONAL MORTGAGE INSURANCE	LENDER SERVICES	FINANCIAL GUARANTY
• Growing faster than overall mortgage market • Nationwide home price appreciation • Capital generator. Provided more than 80% of net operating income in 2001 • Favorable economies of scale	• Leading MI provider in Australia/NZ market • Start-up European provider of credit enhancement products • Primary mortgage reinsurance: Hong Kong Mortgage Corporation	• Special mortgage servicing • Distressed asset resolution & securitization • Residential title insurance	• Bermuda-based mono-line Reinsurer • Aligned with PMI core competencies

Evolution



Diversity and Complexity of Relationships, Products and Services
Global Multi-line
MULTIPLE BUS. LINES, PRODUCT OFFERINGS & INTERNATIONAL DIVERSIFICATION
INVESTOR DRIVEN MI
LENDER-DRIVEN MI
Domestic Monoline
1992
1994
1998
1999
2000
2001
2002
2005
APTIC
CMG
Ram Re
Hong Kong
PMI Australia
Fairbanks
PMI Europe
CLIC & CREDIT
CGU LMI

International Mortgage Insurance


Europe
Australia/
New Zealand
Hong Kong

PMI Australia



- Growing market share and earnings through customer expansion and acquisition of CGU LMI
- Solid earnings platform for International Mortgage Insurance Operations
- Largest MI provider in Australia/New Zealand

PMI Australia – MI Market Comparison

PMI

US Primary MI	Australia LMI
• Monthly premium	• Single premium
• Limited remedies	• Expanded remedies
• 15% - 30% coverage	• 100% coverage
• High LTV (>80%)	• Larger component of lower LTV
• Fixed rate market	• ARM market
• GSE dominated	• Broad investor base

PMI Australia – Market Dynamics

PMI

Economic Environment	▪ GDP growth rate projected to exceed 3% through 2004 ▪ Increasing interest rates ▪ Building approvals (permits) continue at record pace ▪ Strong housing demand and property price appreciation
Housing Policy	▪ Government support for first time homebuyer programs ▪ Mortgage funding provided by private sector
New Regulatory Regime	▪ Effective July 2002, new regulatory regime has heightened awareness and sensitivity to regulatory and corporate governance issues
Competitors	▪ Royal & Sun Alliance LMI recently downgraded to A+ ▪ GE acquisition of large consumer finance company

PMI Australia – Strategic Initiatives

MARKET LEADING PRODUCTS


Risk/Reward
Product Set

PERFECT LMI EXECUTION


Customer
Customer
Customer
PMI
EXECUTION
& AFTERCARE

THE BIG 4 LENDERS


Customer
LMI
Big 4
50%
Products
Delivery
Sales
Services

PENETRATE MORTGAGE BACKED SECURITES


Issuers
MBS
Investors
Loans
LMI Credit Enhancement

PMI Australia - Growth

INITIATIVES	Phase 1	Phase 2
Market Leading Products	• Focused on product expansion • RMBS tranche insurance	• Affordable housing initiatives • Lender services
Perfect LMI Execution	• Restructured business to improve service • Development of pmiAURA • Batch electronic delivery	• Expand use of pmiAURA • e-PMI "real-time" electronic delivery • Continue to improve underwriting turnaround time
The Big 4 Lenders	• Developed relationship with ANZ • Provided MBS credit enhancement to ANZ	• Enhance relationships with remaining large lenders • Provide MBS credit enhancement to all four
Penetrate Mortgage Backed Securities	• 'AA' ratings upgrade • 42% market share of RMBS	• Extend MBS credit enhancement leadership

PMI Australia

Performance objectives

NET OPERATING INCOME	RETURN ON EQUITY
13% - 17% CAGR	Mid-teens

Performance assumptions

- Market share growth
- New product innovation
- "Big four" lenders
- MBS tranche insurance

- Effective capital management
- Efficiency gains – CGU acquisition
- Product leadership
- Perfect LMI execution

PMI Europe



- Started in 2001
- Dublin, Ireland based
- AA S&P and Fitch; Aa3 Moody's
- Capitalization: $75 million

Significant European Mortgage Market

- Large volume of EU mortgage debt (60% of US)
- Growing secondary market (20% currently securitized)
- Higher downpayment requirements
- Key markets with low homeownership rates (Germany)
- Banking Capital requirements – Basel II

European mortgage debt outstanding: $3.4 t



Other
$700 Billion
Germany
$1.1 Trillion
Spain
$200 Billion
Netherlands
$270 Billion
France
$290 Billion
United Kingdom / Ireland
$825 Billion

Sources: European Mortgage Federation and The PMI Group, Inc. estimates

PMI Europe – Market Dynamics

PMI

PMI Europe
MARKET DYNAMICS

Economy

- Advanced economies with well-developed housing markets
- Combined economic base equivalent to US
- Euro improves operational ease and reduces volatility
- Mortgage origination growth to average 9% increasing to $750 Billion by 2005

Market Segments

- Geographic: UK and Ireland, Continental Europe, Emerging Europe
- Customer: Lenders, Investment Banks, Insurance Brokers
- Product: Capital Markets (Risk Remote), Captive Excess of Loss, Primary Insurance

Regulation

- Sophisticated regulation, driven by EU directives implemented at country level
- New Basel II capital framework will drive balance sheet restructuring

Competition

- European multi-line insurers
- Royal & Sun Alliance downgraded by rating agencies
- Capital markets participants compete in the risk-remote segment

Credit Default Swap


Swap Agreement
Swap Agreement
Mortgage Bank
Fixed payment (premium)
Contingent floating payment (claim payment)
Intermediary Bank
Fixed payment (premium)
Contingent floating payment (claim payment)
PMI Special Purpose Vehicle
Guaranty
Premium
PMI Europe (AA/Aa3)

- ***A credit default swap transfers the credit risk from the originator through an intermediary bank to the end insurer***
- ***This structure provides the mortgage bank with regulatory capital relief***

PMI Europe – Gaining Market Acceptance

- Closed 5 transactions valued at $6.5 billion ($540 million of risk) in UK and Germany
- Deal pipeline growing including other Western European countries
- Initial transactions were predominantly in risk remote layers, now more opportunities are emerging in first loss and direct primary
- Proven capital markets counterparty

Residential Lender Services

PMI

LENDER SERVICES

- **Fairbanks Capital**
- **Truman Fund**
- **American Pioneer Title Insurance Co.**

CORE COMPETENCIES

- Risk Management
- Loss Mitigation
- Customer Focus

SECTORS TARGETED

- Rapidly changing residential lender services businesses
- Counter-cyclical businesses

FINANCIAL RESULTS

- Targeting in excess of 25% return on equity
- APTIC annual dividend $3-$4 million

FUTURE

- Fairbanks: absorbs specialty servicing from distressed subprime and traditional mortgage servicers
- Truman Fund: purchases/securitizes distressed whole loans
- APTIC: national franchise with solid growth

Fairbanks Capital

Business Overview

- Special Servicer of:
  - Subprime, ALT-A credit profiles
  - Sub-performing, non-performing loan resolution
- Derives significant revenue from Professional Services
- Home ownership preservation via an active program of borrower credit counseling

Growth Strategy

- Purchase mortgage servicing rights
- Contract mortgage sub-servicing
- Professional services
  - Real estate and insurance services

Fairbanks Capital

Market Dynamics

- By 2010, mortgage debt is estimated to total $12 trillion, with a growing subprime component
- Increasing number of first time home buyers, larger immigrant population, expanded credit quality
- Major bank servicers are exiting subprime servicing
- Wall Street conduits increasingly seek qualified special servicers

Strategic Priorities

- Maintain servicing performance standards / develop and retain high caliber employees
- Continue portfolio growth through expansion of flow servicing business and Alt-A interim servicing opportunities
- Develop ancillary businesses – Title, Valuation, Appraisal, REO management

Fairbanks Capital

PMI

Performance objectives

EQUITY IN EARNINGS	RETURN ON INVESTMENT
30% to 35%	25%+

Performance assumptions

- Special servicing portfolio growth
- Alt-A interim servicing portfolio growth
- Fairbanks' net income growth >25%
- Professional services growth
- Efficient capital management
- Operational efficiencies

American Pioneer Title Insurance Company

PMI

Goals and Objectives

- To capture an increasing portion of the national title insurance market, while maintaining superior profitability and return on equity

Market Dynamics

- The industry is under increasing pressure to provide a lower cost and quicker turnaround product, and some new product structures have emerged
- Increasing importance of lender/strategic alliances
- Technology will be increasingly important in industry evolution

Strategic Priorities

- Penetrate major state markets
- Develop national network of agents
- Strategic alliances with vendors for broader national penetration
- Produce/support products that provide customers with a technological advantage

Truman Fund

- Purchase and securitize distressed mortgage assets
- 2002 equity in earnings (thru 9/30) : $4.1 million

Strategic Priorities

- Continue utilizing Fairbanks for servicing and loan resolution
- Continue to securitize performing and reperforming loans
- Cash dividend opportunities

Financial Guaranty

PMI core competencies are aligned with the fastest growing sectors of the financial guaranty business


Financial Guaranty
Asset-backed and International markets
Mortgage Insurance

Recent Developments

- S&P placed mono-line reinsurers on watch with negative outlook in March, 2002
- Several reinsurers both mono-line and multi-line have been downgraded since March 2002

Market Dynamics

- Demand for RAM Re's product remains stable
- RAM Re has strong relationships with all primary financial guaranty insurers

Strategic Priorities

- Increase statutory capital to maintain AAA rating and support future growth
- Maintain existing low cost structure
- Manage insurance portfolio to maintain optimal diversification

International & Strategic Investments

PMI

	1998	YTD 2002
Adjusted book value	$37 mm	$566 mm
Net operating income (9 months)	$4.8 mm	$58.6 mm
Net operating income CAGR (4 year CAGR)	33%	87%
% consolidated net operating income	3.3%	22.4%

Intermission

PMI

U.S. Mortgage Insurance Operations

David Katkov, Executive Vice President,
Product Development & Pricing,
Credit and Portfolio Risk Management

The PMI Group, Inc.

Credit Enhancement and Lender Services

U.S. MORTGAGE GUARANTY

- Growing faster than overall mortgage market
- Nationwide home price appreciation
- Capital generator. Provided more than 80% of net operating income in 2001
- Favorable economies of scale

INTERNATIONAL MORTGAGE INSURANCE

- Leading MI provider in Australia/NZ market
- Start-up European provider of credit enhancement products
- Primary mortgage reinsurance: Hong Kong Mortgage Corporation

LENDER SERVICES

- Special mortgage servicing
- Distressed asset resolution & securitization
- Residential title insurance

FINANCIAL GUARANTY

- Bermuda-based mono-line Reinsurer
- Aligned with PMI core competencies

U.S. MI Market Competitive Dimensions


Products
Relationships
Connectivity/
Ease of use
PMI
Price
Risk
Value-added
Services

Increasing Product Specialization

PMI

	Lender's Execution Strategy	MI Decision	Need For Credit Enhancement	Loss Position	MI Product Types
Corporate Accounts	Loan by loan MI coverage (flow and bulk)	Multiple selling points: Make corporate list, retail branches, and other channels	Sale to GSEs/ Wall Street, risk mgt, capital relief, captive re profit center	1st, 2nd and risk remote loss positions	BPMI, LPMI, IPMI, pool, captive, contract U/W
Correspondents	Flow	MIs fight for market position at both home office and branches.	Facilitate sale to corporate accounts and GSEs, some captive reinsurance	1st and 2nd loss positions	BPMI, LPMI, IPMI, pool, captive, contract U/W
Brokers	Flow	Approved MI list from corporate accounts or correspondents	Facilitate sale to corporate accounts and correspondents	1st and 2nd loss positions	BPMI, LPMI, contract U/W
Investors	Bulk	Price and operational excellence; relationship as tie-breaker.	Satisfy requirements of the charter (GSE) or prospectus (Wall Street)	1st, 2nd and risk - remote loss positions	LPMI, IPMI, pool

New Insurance Written



$24
$21
$18
$15
$12
$9
$6
$3
$0
$ billions
Modified pool
Bulk primary
Flow primary
$3.8 b
$0.5 b
$11.3 b
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02

Insurance in Force as of 9/30/02

	Flow Primary	Bulk Primary	Pool
Insurance in force	$99.0 b	$10.6 b	$75.5 b
Risk in force	$24.1 b	$2.6 b	$3.2 b
Risk Exposure %	24.3%	24.0%	4.3%

Modified Pool Insurance

- Total losses are capped by a stop-loss
- Per incident losses are also capped
  - **Fixed per incident loss, e.g. 25% coverage**
- Deductibles or mezzanine layers retained by investor reduces losses and copital

Primary Insurance in Force by Policy Year

PMI


Freddie Mac commitment rate
Q3 2002
94%
32%
6.7%
2001
76%
32%
7.0%
2000
35%
8%
8.1%
1999
40%
10%
7.4%
1998
34%
8%
6.9%
1997
18%
2%
7.6%
1996
13%
2%
7.8%
1995
11%
1%
7.9%
1994
10%
2%
8.4%
1993
10%
3%
7.3%
≤ 1992
<1%
<1%
--
NIW remaining balance factor
% of IIF
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Primary Insurance in Force by FICO Score


60%
50%
40%
30%
20%
10%
0%
53%
34%
8%
3%
2%
< 575
575 - 619
620 - 719
> 720
Not available

Primary Insurance in Force: FICO Score Analysis



60%
50%
40%
30%
20%
10%
0%
Flow
Bulk
2%
11%
7%
18%
53%
51%
36%
14%
1%
5%
< 575
575 - 619
620 - 719
> 720
Not available

Primary Insurance in by Force by LTV



60%
50%
40%
30%
20%
10%
0%
0%
3%
54%
36%
7%
<=70%
70.01 - 80%
80.01 - 90%
90.01 - 95%
> 95%

Primary Insurance in Force: LTV Analysis



Flow
Bulk
60%
50%
40%
30%
20%
10%
0%
0%
4%
1%
28%
54%
48%
38%
16%
7%
4%
<=70%
70.01 - 80%
80.01 - 90%
90.01 - 95%
> 95%

Portfolio Performance


Risk in force: $29.9 billion
Pool
$3.2b, 11%
Bulk
$2.6b, 9%
Flow
$24.1b , 80%
NOD Inventory: 46,146
Pool
28%
Bulk
18%
Flow
54%
Claims Paid: $28.3 million
Pool
12%
Bulk
25%
Flow
63%

As of September 30, 2002

Captive Reinsurance

PMI

- Top-10 lenders controlled 59% of mortgage originations in the third quarter 2002*
- Top-10 lenders control 51% of mortgage servicing as of September 30, 2002*
- The top-10 originators have captive reinsurance programs
- 9 of the top-10 originators have deep cede captive reinsurance programs

* source: *Inside Mortgage Finance*

Captive Reinsurance

- Top customers place high priority on risk-sharing programs
  - Top lenders have deep cede captives; mortgage originations are increasingly concentrated in top 10
- Captive reinsurance trust balances provide rating agency capital relief
- Captive reinsurance forcing issue of strategic alignment
  - MI's with lenders

NIW subject to captive reinsurance


100%
80%
60%
40%
20%
0%
Not subject to captive
Subject to <= 25% cede
Subject to > 25% cede
1Q'00
2Q'00
3Q'00
4Q'00
1Q'01
2Q'01
3Q'01
4Q'01
1Q'02
2Q'02
3Q'02

Top Lenders with Deep Cede Captives

PMI

	2002 YTD Origination Market Share %	Q3 2002 Mortgage Servicing Share %
Wells Fargo	13.4%	9.0%
Washington Mutual	12.3%	12.0%
Countrywide	9.1%	6.6%
Chase	5.7%	7.0%
ABN Amro	4.7%	3.0%
Bank of America	3.4%	4.5%
National City	3.0%	1.8%
GMAC	2.8%	3.3%
Cendant	2.4%	1.8%
	56.8%	48.9%

Source: Inside Mortgage Finance

U.S. Mortgage Market Outlook

PMI

Mortgage debt will grow at single-digit rate; MI outstanding should grow at a slightly faster pace

- Mortgage debt outstanding growth rate: 7% - 8%
- The conventional market may grow faster as the influence of the GSEs continues to diminish the impact of FHA and VA
- Industry insurance-in-force is projected to grow to nearly $1 trillion by the end of 2005
- The mortgage debt growth drivers favor the high LTV sector
  - homeownership rate, new immigration, inflation, real home price growth, higher LTV ratios and expanded credit standards

Mortgage originations market will be strong; will expand credit profile

- 2003 mortgage originations: $1.6 to $2.0 trillion
- 'A minus' and non-traditional mortgage originations are expected to outpace the overall mortgage

PMI

Finance

John Lorenzen, Executive Vice President, CFO

U.S. Mortgage Insurance Operations



Primary loss reserves
Primary claims paid
Primary claims paid ($ millions)
Primary loss reserves ($ millions)
$45
$40
$35
$30
$25
$20
$15
$10
$290
$270
$250
$230
$210
$190
$170
$150
1Q '95
4Q '95
3Q '96
2Q '97
1Q '98
4Q '98
3Q '99
2Q '00
1Q '01
4Q '01
3Q '02

U.S. Mortgage Insurance Operations



Loss reserves-to-12 months claims paid ratio
years
4.0
3.0
2.0
1.0
4Q95
3Q96
2Q97
1Q98
4Q98
3Q99
2Q00
1Q 01
4Q01
3Q02

Loss Reserves – U.S. Mortgage Insurance

PMI

- "Case reserve"
  - Estimate of future claims arising from known delinquent loans
- "IBNR reserve"
  - Estimate of future claims arising from loans which are delinquent but not reported to PMI as such (incurred but not reported)
- "LAE reserve"
  - Expenses associated with adjustment and settlement of claims
- "Total loss reserve"
  - Sum of Case, IBNR and LAE reserves

Primary Loss Reserve Scenarios

PMI

$ in millions	Scenario 1	Scenario 2	Scenario 3	Scenario 4
Pending NOD claim rate	Avg. of 3 lowest years	Avg. of past 9 years	Avg. of 3 highest years	105% of highest year
Average claim size	9-year average	110%	120%	130%
Case loss reserve	$150	$204	$259	$302
Case primary loss reserve		$215		
Case, IBNR and LAE loss reserve	$192	$254	$317	$368
Total primary loss reserve		$277		

Capital rules

PMI

Old Rules	New Rules
■ 19:1 risk-to-capital for "AA"	➢ 'Sources and uses' analysis

Old Rules

- 19:1 risk-to-capital for "AA"

New Rules

- 'Sources and uses' analysis
- Product type
  - Primary, pool, modified pool
- Credit scores
- Geographic concentration
- Product design
  - Stop loss
  - Loss deductible
- Captive reinsurance

PMI Mortgage Insurance Co. (Arizona)

PMI

	Rating	Outlook
Standard & Poor's	AA+	stable
Moody's Investor Services	Aa2	stable
Fitch Ratings	AA+	stable

PMI

- PMI has the highest stand-alone rating of any U.S. mortgage insurance provider

PMI Mortgage Insurance Co. (Arizona)

PMI

- Heavily capitalized
- Highly regulated
- $20 million dividend to parent without prior regulatory approval
- $50 to $100 million recent dividend history to parent with regulatory approval

Capital Management

PMI

- $300 million capital at holding company
- Dividend Fairbanks Capital and RAM Re to holding company from PMI Mortgage Insurance Co. (Arizona)

The PMI Group Inc.

- The PMI Group
  - 2003 Operating EPS: $4.08 to $4.30
- U.S. Mortgage Insurance
  - 2003 increase in Loss and LAE: $45 to $55 million
- International and Strategic Investments
  - 2003 contribution to Net Operating Income: 26% to 30%

Various internal and external factors could influence PMI's 2003 operating results including, among others, changes in interest rates and policy persistency.

Contact

GLEN CORSO
Senior Vice President
925-658-6429

MATT NICHOLS
Director
925-658-6618

INVESTOR AND CORPORATE RELATIONS
The PMI Group, Inc.
3003 Oak Road
Walnut Creek, CA 94597

Cautionary statement: Our statements during this conference and in the accompanying slide presentations that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include: (i) our objective that PMI Australia's net operating income grow at a combined annual rate of 13% to 17% with a return on equity in the mid-teens; (ii) our expectation that European mortgage origination growth will average 9% and reach $750 billion by 2005; (iii) our belief that PMI Europe's deal pipeline is growing and includes other Western European countries; (iv) our target of a greater than 25% return on equity with respect to our investments in Fairbanks Capital, Truman Fund and APTIC; (v) our expectation that APTIC will yield an annual dividend of $3 million to $4 million; (vi) our objective that our equity in earnings and return on investment with respect to Fairbanks Capital will be 30% to 35%, and greater than 25%, respectively; (vii) our expectation that US mortgage debt will grow at single-digit rates and US mortgage insurance outstanding should grow at a slightly faster pace; (viii) our expectation that US mortgage originations will be strong (between $1.6 and $2.0 trillion in 2003); (ix) our expectation that mortgage debt outstanding will total $12 trillion by 2010; (x) our guidance with respect to 2003 operating earnings per share, and loss and loss adjustment expenses incurred; and (xi) our estimate of the contribution our international operations and strategic investments will make to our 2003 net operating income. Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following factors that could cause the Company's actual results to differ materially from those expressed herein.

Changes in economic conditions, including economic recessions or slowdowns, adverse changes in consumer confidence, declining housing values, higher unemployment rates, deteriorating borrower credit, changes in interest rates, increases in refinancing activity caused by declining interest rates, or combinations of these factors, could negatively affect the purchase mortgage market and/or reduce the demand for mortgage insurance. A decrease in persistency, resulting from policy cancellations of older books of business, could materially impact our financial results of operations. While stable or rising interest rates may positively contribute to the persistency rate, declining interest rates could adversely affect our persistency rate, our premium yield and our financial condition and results of operations. In addition, cessions to captive reinsurers have risen during the current refinance cycle and continued cessions at current or higher levels could materially impact our financial results. Changes in economic conditions also could cause the number and severity of claims on policies issued by PMI to increase and this could materially adversely affect our financial condition and results of operations. The United States has been experiencing an economic downturn. If the economic downturn continued or worsened, our loss experience could suffer and demand for mortgage insurance could decline.

We cannot be sure that we will be able to employ our mortgage risk assessment skills, management of capital and other elements to meet the needs of the GSEs in a timely manner, or at all, as they determine their requirements under OFHEO's risk-based capital regulations, or that these elements, if employed, will be effective to meet the GSEs needs with respect to the capital differential contained in the regulations. If we are unable to meet the needs of the GSEs with respect to the capital differential contained in the regulations, our business could be seriously harmed.

The performance of our Australian subsidiary could be materially and adversely affected by a weakening in the demand for housing, interest rate volatility, an increase in claims, and/or potential disruptions resulting from the integration of the business of PMI Indemnity, which was acquired in 2001. The results of our investment in Fairbanks Capital Holding Corp. could be materially and adversely affected by a loss of key personnel, a devaluation of its servicing portfolio and/or increased compliance costs associated with new or proposed regulation or legislation. The performance of the Company's strategic investments could materially and adversely be affected by changes in the real estate, title insurance, mortgage lending, mortgage servicing and financial guaranty markets; future movements in interest rates; those operations' future financial condition and performance; the revision or withdrawal by a credit rating agency of its credit rating associated with the strategic investment; the ability of those entities to execute future business plans; and our dependence upon management to operate those companies in which we do not own a controlling share.

Any or all of these factors could cause our performance to differ materially from the forward-looking statement contained herein. Other risks and uncertainties that could affect the Company are discussed in our various Securities and Exchange Commission filings, including our report on Form 10-K for the year ended December 31, 2001, and our report on Form 10-Q for the period ended September 30, 2002.

PMI℠